UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 4, 2008
__________________

ANSYS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-20853 (Commission File Number)	04-3219960 (I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA (Address of Principal Executive Offices)	15317 (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 4, 2008, ANSYS, Inc. (the “Company”) issued a press release announcing that as a result of the Securities and Exchange Commission’s continuing review of the Registration Statement on Form S-4, it currently expects to close the acquisition of Ansoft Corporation in the third quarter of 2008. A copy of this press release is attached hereto as Exhibit 99.1.

Additional Information about the Merger and Where to Find It

In connection with the merger, the Company filed with the SEC a registration statement on Form S-4 (Registration No. 333-150435), which includes a preliminary prospectus/proxy statement of the Company and Ansoft and other relevant materials in connection with the proposed transactions. This material is not a substitute for the prospectus/proxy statement regarding the proposed transactions. Investors and security holders of the Company and Ansoft are urged to read the preliminary prospectus/proxy statement and the other relevant material and the final prospectus/proxy statement and the other relevant material when they become available because they contain important information about the Company, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials, and any and all documents filed by the Company or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about the executive officers and directors of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2008. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

Forward Looking Information

Certain statements contained in the press release regarding matters that are not historical facts, including statements regarding the proposed timing of the closing of the acquisition, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may not be consummated, the risk that the business of the Company and Ansoft may not be combined successfully or such combination may take longer or cost more to accomplish than expected, the risk that the pricing of the senior credit facility will be less favorable than the Company anticipates, and the risk that operating costs, customer loss and business disruption following the acquisition of Ansoft may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s primary geographic regions, the risk that the assumptions underlying the Company’s anticipated revenues and expenditures will change or prove inaccurate, the risk that the Company has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that the Company has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, and other factors that are detailed from time to time in reports filed by the Company and Ansoft with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents the Company and Ansoft have filed. The Company and Ansoft undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

 Exhibit 99.1 – Press Release, dated June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date:  June 4, 2008                                                                           By:   /s/ Sheila DiNardo
     Name: Sheila DiNardo
     Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 4, 2008.